UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2023

Vivid Seats Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40926	86-3355184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington Street Suite 900 Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 291-9966

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Vivid Seats Inc. on November 7, 2023 to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired

The unaudited consolidated financial statements of VDC Holdco, LLC as of and for the nine months ended September 30, 2023 and 2022, and the related notes, are filed as Exhibit 99.1 to this report and incorporated by reference herein.

The audited consolidated financial statements of VDC Holdco, LLC as of and for the years ended December 31, 2021 and 2022, and the related notes, are filed as Exhibit 99.2 to this report and incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, and the related notes, are filed as Exhibit 99.3 to this report and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Eide Bailly LLP
99.1	Unaudited consolidated financial statements of VDC Holdco, LLC as of and for the nine months ended September 30, 2023 and 2022
99.2	Audited consolidated financial statements of VDC Holdco, LLC as of and for the years ended December 31, 2021 and 2022
99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vivid Seats Inc.

Date: December 4, 2023	By:	/s/ Lawrence Fey
Lawrence Fey
Chief Financial Officer